Exhibit 21.1

Subsidiaries of the Registrant

Entity Name	Jurisdiction of Formation
54 Windsor, LLC	AZ
A & J Companies, LLC	AZ
Acoma Court, LLC	AZ
Alice Park, LLC	AZ
AV1, LLC	AZ
Bethany Ranch, LLC	AZ
CDR11, LLC	AZ
Garrett Walker Development, LLC	AZ
Garrett Walker Homes, LLC	AZ
Grand Manor, LLC	AZ
GW Sales, LLC	AZ
GWH Cantada, LLC	AZ
GWH Grand Village, LLC	AZ
GWH Holdings, LLC	AZ
GWH Mountain Views, LLC	AZ
GWH NCC 13 & 14, LLC	AZ
GWH NCC 9 & 11, LLC	AZ
GWH NCC, LLC	AZ
GWH NCC-71, LLC	AZ
GWH Northern Farms, LLC	AZ
GWH Park Forest, LLC	AZ
GWH Sundance, LLC	AZ
GWH Sunrise, LLC	AZ
GWH Sunset Farms, LLC	AZ
GWH Trenton Park, LLC	AZ
GWH West Pointe Estates, LLC	AZ
GWH West Pointe Village, LLC	AZ
Hearn Manor, LLC	AZ
HNM, LLC	AZ
JJAZ Construction, LLC	AZ

Entity Name	Jurisdiction of Formation
Landsea Construction Arizona Inc.	DE
Landsea Construction Inc.	DE
Landsea Construction LLC	CA
Landsea Homes of Arizona LLC	DE
Landsea Homes of California Inc.	DE
Landsea Homes US Corporation	DE
Landsea Homes - WAB 2 LLC	DE
Landsea Homes-WAB LLC	DE
Landsea Real Estate Arizona Inc.	DE
Landsea Real Estate California, Inc.	CA
Landsea Real Estate Inc.	CA
Landsea Real Estate, New Jersey, L.L.C.	DE
Landsea Urban LLC	DE
LS Investco Vale LLC	DE
LS Manager Vale LLC	DE
LS-14 Ave JV LLC	DE
LS-14 Ave LLC	DE
LS-14 Ave Member LLC	DE
LS-14 Ave Mezz LLC	DE
LS-925 Wolfe LLC	DE
LS-Anaheim LLC	DE
LS-Boston Point LLC	DE
LS-Chandler LLC	DE
LS-Chatsworth LLC	DE
LS-Danville LLC	DE
LS-Eastmark LLC	DE
LS-Eastmark V LLC	DE
LS-Goodyear LLC	DE
LS-LA Simi LLC	CA
LS-LA Simi Mezz LLC	DE
LS-Lido LLC	DE
LS-Milpitas LLC	DE
LS-Newark LLC	DE
LS-NJ Port Imperial Borrower, LLC	DE

Entity Name	Jurisdiction of Formation
LS-NJ Port Imperial EB5 Borrower, LLC	DE
LS-NJ Port Imperial JV, LLC	DE
LS-NJ Port Imperial LLC	DE
LS-NJ Port Imperial Member, LLC	DE
LS-North Phoenix LLC	DE
LS-Novato LLC	DE
LS-OC Portola LLC	CA
LS-Ontario II LLC	DE
LS-Ontario LLC	DE
LS-PA Boston Point LLC	DE
LS-Queen Creek II LLC	DE
LS-Queen Creek LLC	DE
LS-Santa Clara LLC	DE
LS-SF Jordan Ranch LLC	CA
LS-Sunnyvale LLC	CA
LS-Tracy LLC	DE
LS-Verrado Marketside LLC	DE
LS-Verrado Victory Duplex LLC	DE
LS-Walnut Creek LLC	DE
LS-Wilder LLC	DE
Olive Park, LLC	AZ
Paradise 21, LLC	AZ
Pinnacle West Homes Alamar LLC	AZ
Pinnacle West Homes and Development, LLC	AZ
Pinnacle West Homes Centerra LLC	AZ
Pinnacle West Homes Destiny LLC	AZ
Pinnacle West Homes E-69 LLC	AZ
Pinnacle West Homes E44, LLC	AZ
Pinnacle West Homes E48 LLC	AZ
Pinnacle West Homes E70 LLC	AZ
Pinnacle West Homes E92 LLC	AZ
Pinnacle West Homes Encanta LLC	AZ

Entity Name	Jurisdiction of Formation
Pinnacle West Homes Highlands LLC	AZ
Pinnacle West Homes Holding Corp.	DE
Pinnacle West Homes M71 LLC	AZ
Pinnacle West Homes M72 LLC	AZ
Pinnacle West Homes V117, LLC	AZ
Point Condo Holdings LLC	DE
Point Condo LLC	DE
Portola PA-1 Mezz Owner LLC	DE
Portola PA-1 Owner, LLC	DE
Portola PA-3 Mezz Owner LLC	DE
Portola PA-3 Owner LLC, LLC	DE
Portola PA-4 Mezz Owner LLC	DE
Portola PA-4 Owner, LLC	DE
Portola PA-5 Mezz Owner LLC	DE
Portola PA-5 Owner, LLC	DE
Portola PA-5B Mezz Owner LLC	DE
Portola PA-5B Owner, LLC	DE
SF Vale, LLC	DE
SFGW, LLC	AZ
SGCR, LLC	AZ
SMGWH, LLC	AZ
Summers Place At Baseline, LLC	AZ
The Grove At Baseline, LLC	AZ
The Ridge, LLC	AZ
The Vale PA-1 Owner, LLC	DE
The Vale PA-2 Owner, LLC	DE
The Vale PA-3 Owner, LLC	DE
Townley Park, LLC	AZ